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                                                                   EXHIBIT 10.44

                FIFTH AMENDMENT TO LOAN AND SECURITY AGREEMENT
                ----------------------------------------------


     THIS FIFTH AMENDMENT TO LOAN AND SECURITY AGREEMENT (this "Amendment") is made and entered into this ____ day of December, 2000, by and among PAMECO CORPORATION, a Delaware corporation with its chief executive office and principal place of business at 651 Corporate Circle, Suite 200, Golden, Colorado 80401 ("Borrower"); and FLEET CAPITAL CORPORATION, a Rhode Island corporation with an office at 300 Galleria Parkway, N.W., Suite 800, Atlanta, Georgia 30339 ("Agent"), in its capacity as collateral and administrative agent for the Lenders (as defined in the Loan Agreement referenced below); and Lenders.

                                   Recitals:
                                   --------

     Lenders, Agent and Borrower are parties to a certain Loan and Security Agreement dated February 17, 2000, as amended by that certain First Amendment to Loan and Security Agreement dated February 29, 2000, that certain Second Amendment to Loan and Security Agreement dated May 18, 2000, that certain Assumption and Amendment Agreement dated as of July 21, 2000, and that certain Fourth Amendment to Loan and Security Agreement dated as of August 23, 2000 (as at any time amended, the "Loan Agreement"), pursuant to which Lenders may make certain loans and other extensions of credit to Borrower from time to time.

     The parties desire to amend the Loan Agreement as hereinafter set forth.

     NOW, THEREFORE, for TEN DOLLARS ($10.00) in hand paid and other good and valuable consideration, the receipt and sufficiency of which are hereby severally acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

     1.  Definitions.  All capitalized terms used in this Amendment, unless
         -----------
otherwise defined herein, shall have the meaning ascribed to such terms in the Loan Agreement.

     2.  Amendments to Loan Agreement.  The Loan Agreement is hereby amended as
         ----------------------------
follows:

     (a) By deleting Section 4.2.2 of the Loan Agreement and by substituting the following new Section 4.2.2 in lieu thereof:

         4.2.2. Payment of Interest.  Interest accrued on the Revolver Loans
                -------------------
     shall be due and payable on (i) the first calendar day of each month (for the immediately preceding month), computed through the last calendar day of the preceding month, with respect to any Revolver Loan (whether a Base Rate Loan or a LIBOR Loan) and (ii) the last day of the applicable Interest Period in the case of a LIBOR Loan.

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     Accrued interest shall also be paid by Borrower on the Commitment
     Termination Date. With respect to any Base Rate Loan converted into a LIBOR Loan pursuant to Section 2.1.2 on a day when interest would not otherwise have been payable with respect to such Base Rate Loan, accrued interest to the date of such conversion on the amount of such Base Rate Loan so converted shall be paid on the conversion date.

     (b) By deleting Section 9.3.2 of the Loan Agreement and by substituting the following new Section 9.3.2 in lieu thereof:

          9.3.2.  Consolidated EBITDA.  Achieve Consolidated EBITDA of at
                  -------------------
     least the amount shown below for the period corresponding thereto:

               Period                           Amount
               ------                           ------

               November 1, 2000
                through November 30, 2000      ($ 5,200,000)
               November 1, 2000
                through  December 31, 2000     ($ 9,700,000)
               November 1, 2000
                through January 31, 2001       ($13,400,000)
               November 1, 2000
                through February 28, 2001      ($17,700,000)
               November 1, 2000
                through March 31, 2001         ($19,600,000)
               November 1, 2000
                through April 30, 2001         ($19,700,000)
               November 1, 2000
                through May 31, 2001           ($17,300,000)
               November 1, 2000
                 through June 30, 2001         ($13,400,000)
               November 1, 2000
                 through July 31, 2001         ($ 8,200,000)
               November 1, 2000
                 through August 31, 2001       ($ 3,600,000)
               November 1, 2000
                 through September 30, 2001    ($ 1,800,000)
               November 1, 2000
                 through October 31, 2001       $   300,000
               December 1, 2000
                 through November 30, 2001      $ 4,800,000
               January 1, 2001
                 through December 31, 2001      $ 7,700,000
               February 1, 2001
                 through January 31, 2002       $10,000,000

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               March 1, 2001
                 through February 28, 2002     $ 12,700,000

     (c) By deleting Borrower's address set forth below the signature of Borrower on the signature page of the Loan Agreement and in the preamble and by substituting the following new address in lieu thereof:

                    Address:
                    -------
                    615 Corporate Circle, Suite 200
                    Golden, Colorado 80401
                    Attention: President
                    Telecopier No.: (303) 568-1200


     (d) By deleting the definition of "Interim Period Reserve Amount" in Appendix A to the Loan Agreement and by substituting in lieu thereof the following new definition:

          Interim Period Reserve Amount -(i) $3,000,000 for each month during
          -----------------------------
     the period from August 1, 2000 through April 30, 2001, (ii) $5,000,000 for each month during the period from May 1, 2001 through June 30, 2001, and
     (iii) $3,000,000 for each month during the period from July 1, 2001 through October 31, 2001.

     3.   Ratification and Reaffirmation.  Borrower hereby ratifies and
          ------------------------------
reaffirms the obligations, each of the Loan Documents and all of Borrower's covenants, duties, indebtedness and liabilities under the Loan Documents.

     4.   Acknowledgments and Stipulations.  Borrower acknowledges and
          --------------------------------
stipulates that the Loan Agreement and the other Loan Documents executed by Borrower are legal, valid and binding obligations of Borrower that are enforceable against Borrower in accordance with the terms thereof; all of the Obligations are owing and payable without defense, offset or counterclaim (and to the extent there exists any such defense, offset or counterclaim on the date hereof, the same is hereby waived by Borrower); and the security interests and Liens granted by Borrower in favor of Agent, for the benefit of itself and Lenders, are duly perfected, first priority security interests and Liens.

     5.   Representations and Warranties.  Borrower represents and warrants to
          ------------------------------
Agent and Lenders, to induce Agent and Lenders to enter into this Amendment, that no Default or Event of Default exists on the date hereof; the execution, delivery and performance of this Amendment have been duly authorized by all requisite corporate action on the part of Borrower and this Amendment has been duly executed and delivered by Borrower; and all of the representations and warranties made by Borrower in the Loan Agreement are true and correct on and as of the date hereof.

     6.   Breach of Amendment.  This Amendment shall be part of the Loan
          -------------------
Agreement and a breach of any representation, warranty or covenant herein shall constitute an Event of Default.

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     7.   Expenses of Agent.  Borrower agrees to pay, on demand, all reasonable
          -----------------
costs and expenses incurred by Agent in connection with the preparation, negotiation and execution of this Amendment and any other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the reasonable costs and fees of Agent's legal counsel and any taxes or expenses associated with or incurred in connection with any instrument or agreement referred to herein or contemplated hereby.

     8.   Conditions Precedent.  The effectiveness of the amendments contained
          ---------------------
in Section 2 hereof are subject to the satisfaction of each of the following conditions precedent, in form and substance satisfactory to Agent and Lenders, unless satisfaction thereof is specifically waived in writing by Agent and
Lenders:

     (a) Littlejohn and Quilvest shall have made an additional capital contribution to Borrower of at least $12,500,000 in the aggregate in exchange for shares of preferred stock of Borrower, and the proceeds of such capital contribution shall have been applied to the outstanding balance of the Revolver Loans;

     (b) Borrower, Guarantor and each Lender shall have delivered to Agent an executed original of this Amendment; and

     (c)  Borrower shall have paid to Agent the amendment fee set forth in
Section 9 hereof.

     9.   Amendment Fee.  In consideration of Agent's and Lenders' willingness
          -------------
to enter into this Amendment, Borrower agrees to pay to Agent, for the Pro Rata benefit of Lenders, an amendment fee of $160,000, in immediately available funds on the date hereof.

     10.  Effectiveness; Governing Law.  This Amendment shall be effective upon
          ----------------------------
execution by Borrower and acceptance by Agent and Lenders (notice of which acceptance is hereby waived), whereupon the same shall be governed by and construed in accordance with the internal laws of the State of Georgia.

     11.  Successors and Assigns.  This Amendment shall be binding upon and
          ----------------------
inure to the benefit of the parties hereto and their respective successors and assigns.

     12.  No Novation, etc..  Except as otherwise expressly provided in this
          -----------------
Amendment, nothing herein shall be deemed to amend or modify any provision of the Loan Agreement or any of the other Loan Documents, each of which shall remain in full force and effect. This Amendment is not intended to be, nor shall it be construed to create, a novation or accord and satisfaction, and the Loan Agreement as herein modified shall continue in full force and effect.

     13.  Counterparts; Telecopied Signatures.  This Amendment may be executed
          -----------------------------------
in any number of counterparts and by different parties to this Amendment on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute

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one and the same agreement. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.

     14.  Further Assurances.  Borrower agrees to take such further actions as
          ------------------
Agent shall reasonably request from time to time in connection herewith to evidence or give effect to the amendments set forth herein or any of the transactions contemplated hereby in accordance with the terms and conditions of the Loan Documents.

     15.  Section Titles.  Section titles and references used in this Amendment
          --------------
shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto.

     16.  Waiver of Jury Trial.  To the fullest extent permitted by Applicable
          --------------------
Law, the parties hereto each hereby waives the right to trial by jury in any action, suit, counterclaim or proceeding arising out of or related to this Amendment.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed under seal in Atlanta, Georgia, and delivered by their respective duly authorized officers on the date first written above.

ATTEST:                                 PAMECO CORPORATION


__________________________              By: __________________________
Name: ____________________                  Name:_____________________
Title:____________________                  Title:____________________




                                        FLEET CAPITAL CORPORATION, as
                                        Agent

                                        By: __________________________

                                            Title: ___________________

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                                    FLEET CAPITAL CORPORATION,
                                    as a Lender

                                    By: __________________________________

                                        Title:____________________________


                                    FOOTHILL CAPITAL CORPORATION,
                                    as a Lender

                                    By: __________________________________

                                        Title:____________________________


                                    THE CIT GROUP/BUSINESS CREDIT,
                                    INC., as a Lender


                                    By: __________________________________

                                        Title:____________________________


                                    BANK OF AMERICA, N.A., as a Lender


                                    By: __________________________________

                                        Title:____________________________


                                    WACHOVIA BANK, N.A., as a Lender


                                    By: __________________________________

                                        Title:____________________________

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                           CONSENT AND REAFFIRMATION
                           -------------------------


     Each of the undersigned guarantors of the Obligations of Borrower at any time owing to Agent and Lenders hereby: (i) acknowledges receipt of a copy of the foregoing Fifth Amendment to Loan and Security Agreement; (ii) consents to Borrower's execution and delivery thereof and of the other documents, instruments or agreements Borrower agrees to execute and deliver pursuant thereto; (iii) agrees to be bound thereby; and (iv) affirms that nothing contained therein shall modify in any respect whatsoever its guaranty of the Obligations and reaffirms that such guaranty is and shall remain in full force and effect.

     IN WITNESS WHEREOF, each of the undersigned has executed this Consent and Reaffirmation on the date of such Fifth Amendment to Loan and Security Agreement.


                              PAMECO INVESTMENT COMPANY, INC.

                              By:___________________________________
                                    Title:__________________________
                                Attest:_____________________________
                                    Title:__________________________

                                     [CORPORATE SEAL]


                              LITTLEJOHN FUND II, L.P.

                              By:   Littlejohn Associates II, L.L.C.,
                                    its General Partner

                                    By:_____________________________

                                       Title:_______________________

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                           CONSENT AND REAFFIRMATION
                           -------------------------


     Each of the undersigned guarantors of the Obligations of Borrower at any time owing to Agent and Lenders hereby: (i) acknowledges receipt of a copy of the foregoing Fifth Amendment to Loan and Security Agreement; (ii) consents to Borrower's execution and delivery thereof and of the other documents, instruments or agreements Borrower agrees to execute and deliver pursuant thereto; (iii) agrees to be bound thereby; and (iv) affirms that nothing contained therein shall modify in any respect whatsoever its guaranty of the Obligations and reaffirms that such guaranty is and shall remain in full force and effect.

     IN WITNESS WHEREOF, each of the undersigned has executed this Consent and Reaffirmation on the date of such Fifth Amendment to Loan and Security Agreement.


                                   PAMECO INVESTMENT COMPANY, INC.

                                   By:____________________________________
                                      Title:______________________________
                                   Attest:________________________________
                                          Title:__________________________

                                          [CORPORATE SEAL]


                                   LITTLEJOHN FUND II, L.P.

                                   By: Littlejohn Associates II, L.L.C.,
                                       its General Partner

                                       By:________________________________

                                        Title:____________________________


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